Exhibit 99.1

NEWS RELEASE

Suncrete, Inc. Completes Texas Acquisition of

Nelson Bros. Ready Mix, LLC

Company Adds New Texas Markets to Expanding Footprint Under Its

Platform Company Hope Concrete

Tulsa, OK, May 7, 2026 – Suncrete, Inc. (Nasdaq: RMIX) (“Suncrete” or the “Company”), a ready-mix concrete logistics and distribution platform strategically located in Oklahoma, Arkansas, Louisiana and Texas, today announced closing the acquisition of Nelson Bros. Ready Mix, LLC (“Nelson Bros.” or “NBR”), a leading ready-mix company operating 9 ready-mix plants and 124 mixer trucks in eight markets across North Texas. Nelson Bros., Suncrete’s second acquisition in Texas, expands the Company’s footprint under its platform company Hope Concrete, entering fast-growing markets surrounding the Dallas and Fort Worth metropolitan area.

Randall Edgar, Suncrete’s Chief Executive Officer, stated, “We are pleased to welcome Nelson Bros. to Suncrete as the newest addition to our Texas platform, Hope Concrete. Since 1951, Nelson Bros. has built a strong reputation across its communities through an unwavering commitment to quality, service, and integrity. Headquartered in Lewisville, with operations spanning seven additional Texas cities, NBR provides critical ready-mix services for infrastructure, commercial and residential customers with exceptional reliability and service. NBR is also a proud partner of the Dallas Cowboys. Their experienced operators, deep local market expertise, and long-standing customer relationships will further strengthen our organization and support our continued growth across Texas.”

Randy Owens, Nelson Bros.’ Owner and President, added, “My family and I are very grateful to our employees, customers, and vendors that have helped build our company over the past 75 years. This opportunity allows us to continue focusing on growth without sacrificing service, while working alongside trusted partners that share our cultural values. We’re excited about the future with Suncrete and the Hope team and look forward to growing together for years to come.”

About Suncrete

Suncrete is a pure-play ready-mix concrete company strategically positioned across Oklahoma, Arkansas, Louisianna and Texas, with plans to continue expanding throughout the rapidly growing and economically resilient U.S. Sunbelt region. Suncrete is a scalable and vertically integrated logistics and distribution platform operating as a mission-critical partner in the construction value chain. The Company operates batching plants, a dedicated fleet of owned mixer trucks and a tech-enabled dispatch infrastructure supporting a diversified customer base across public infrastructure, commercial and residential sectors. Headquartered in Tulsa, Oklahoma, Suncrete operates under a decentralized plant network strategy with regionally centralized oversight of pricing, customer relationships and fleet utilization with consistent customer engagement across markets to deliver products on time and on spec. Suncrete’s local market leadership, scale and integrated logistics position it as a trusted partner in some of the nation’s most attractive, fastest growing, and most resilient construction markets. The Company is well-aligned to benefit from ongoing population growth, urbanization trends and infrastructure investment across the Sunbelt. To learn more, visit www.suncrete.com.

Suncrete - News Release

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “should,” “will,” “would,” and similar expressions or the negative of such terms or other comparable terminology. Examples of forward-looking statements include, but are not limited to, statements regarding the Company’s acquisition strategy and statements relating to the benefits of the business acquisition. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to, the Company’s ability to realize the anticipated benefits of the business acquisition, the Company’s ability to integrate the acquired business’s operations into the existing operations of the Company, and the other risks described in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Suncrete Investor Contact:

Rick Black

Dennard Lascar Investor Relations

Suncrete@DennardLascar.com

(713) 529-6600

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